UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2005
ENDWAVE CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-31635 (Commission File No.)	95-4333817 (IRS Employer Identification No.)

776 Palomar Avenue Sunnyvale, California (Address of principal executive offices)	94085 (Zip Code)
Registrant’s telephone number, including area code (408) 522-3100
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into A Material Definitive Agreement.
     On September 14, 2005, Endwave entered into an amended and restated registration rights agreement with Northrop Grumman Space & Mission Systems Corp. whereby Endwave is obligated to use its best efforts to register under the Securities Act of 1933, as amended, 1,348,312 shares owned by Northrop Grumman Space & Mission Systems Corp. and to use its best efforts to sell the shares in a registered public offering on or prior to December 31, 2005. If the lead managing underwriter in the offering determines in good faith that as a result of insufficient market demand the number of shares to offered must be decreased, then the shares to be sold for the accounts of Endwave and Northrop Grumman Space & Mission Systems Corp. will be reduced in proportion to the number of shares of common stock proposed to be offered by each, provided that the shares offered for the account of Northrop Grumman Space & Mission Systems Corp. will not be reduced below 674,156 shares. If the shares offered for the account of Northrop Grumman Space & Mission Systems Corp. in the offering are reduced below 1,348,312, the over-allotment option will be comprised of shares to be sold by Northrop Grumman Space & Mission Systems Corp. up to the number of shares equal to the difference between 1,348,312 and the number of shares actually sold for the account of Northrop Grumman Space & Mission Systems Corp. in the offering prior to the exercise of the over-allotment option, up to 502,247 shares.
Item 3.03.  Material Modification To Rights Of Security Holders.
     On September 14, 2005, Endwave entered into an amended and restated registration rights agreement with Northrop Grumman Space & Mission Systems Corp. See the information set forth in Item 1.01 of this Current Report on Form 8-K, which information is incorporated herein by this reference.
Item 8.01. Other Events.
     On September 15, 2005, Endwave issued a press release entitled “Endwave Announces Proposed Public Offering of Common Stock,” announcing that it would be initiating a public offering of 2,000,000 new shares of common stock offered by Endwave and 1,348,312 shares of common stock offered by a selling stockholder. Endwave and the selling stockholder have granted the underwriters a 30-day option to purchase up to a total of 502,247 additional shares of Endwave’s common stock for purpose of covering over-allotments, if any. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01.  Financial Statements, Pro Forma Financial Information And Exhibits.
(c)    Exhibits:

Exhibit
No.	Exhibit Title
4.3	Amended and Restated Registration Rights Agreement by and between Northrop Grumman Space & Mission Systems Corp. and the Registrant dated September 14, 2005.
99.1	Press Release, dated September 15, 2005, entitled “Endwave Announces Proposed Public Offering of Common Stock.”

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endwave Corporation
Dated: September 15, 2005	By:	/s/ Edward A. Keible, Jr.
Edward A. Keible, Jr.
President and Chief Executive Officer

Index To Exhibits

Exhibit
No.	Description
4.3	Amended and Restated Registration Rights Agreement by and between Northrop Grumman Space & Mission Systems Corp. and the Registrant dated September 14, 2005.
99.1	Press Release, dated September 15, 2005, entitled “Endwave Announces Proposed Public Offering of Common Stock.”